PICTET EASTERN EUROPEAN FUND
                    PICTET INTERNATIONAL SMALL COMPANIES FUND



                      [LOGO OF PICTET FUNDS 1805 OMITTED]




                                   PROSPECTUS
                                 APRIL 30, 2001


                                  RETAIL CLASS

     The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete.
              Any statement to the contrary is a criminal offense.

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     TABLE OF CONTENTS

OVERVIEW

PICTET FUNDS OFFERS FIVE INVESTMENT FUNDS, TWO OF WHICH, PICTET EASTERN EUROPEAN FUND AND PICTET INTERNATIONAL SMALL COMPANIES FUND (THE "FUNDS") ARE OFFERED IN THIS PROSPECTUS. EACH FUND HAS A DISTINCT INVESTMENT GOAL AND RELATED INVESTMENT RISKS. EACH FUND IS AUTHORIZED TO OFFER TWO CLASSES OF SHARES - INSTITUTIONAL CLASS AND RETAIL CLASS. THIS PROSPECTUS OFFERS ONLY THE RETAIL CLASS OF SHARES.

THE DESCRIPTIONS ON THE FOLLOWING PAGES MAY HELP YOU CHOOSE THE FUNDS THAT BEST MEET YOUR INVESTMENT NEEDS. HOWEVER, NO FUND CAN GUARANTEE IT WILL MEET ITS INVESTMENT OBJECTIVE, AND NO FUND SHOULD BE RELIED UPON AS A COMPLETE INVESTMENT PROGRAM.

PICTET EASTERN EUROPEAN FUND - RISK/RETURN SUMMARY .........................   3
     Investment goal .......................................................   3
     Principal investments and strategies ..................................   3
     Principal investment risks ............................................   3
     Total return ..........................................................   4
     Fees and expenses .....................................................   5

PICTET INTERNATIONAL SMALL COMPANIES FUND -
     RISK/RETURN SUMMARY ...................................................   6
     Investment goal .......................................................   6
     Principal investments and strategies ..................................   6
     Principal investment risks ............................................   7
     Total return ..........................................................   7
     Fees and expenses .....................................................   8

THE FUNDS' INVESTMENTS .....................................................   9

INVESTMENT ADVISER .........................................................  11
     Portfolio management ..................................................  12

INVESTMENT AND ACCOUNT POLICIES ............................................  13
     Calculation of net asset value ........................................  13
     Purchasing Fund shares ................................................  13
     Exchanges between Pictet Funds ........................................  15
     Redeeming Fund shares .................................................  15
     Performance ...........................................................  17
     Dividends, distributions and taxes ....................................  17
     Distributions (12b-1) fees ............................................  17

FINANCIAL HIGHLIGHTS .......................................................  18

FOR MORE INFORMATION                                                        BACK
                                                                           COVER

2
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PICTET EASTERN EUROPEAN FUND
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     RISK/RETURN SUMMARY
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INVESTMENT GOAL

Capital appreciation.
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PRINCIPAL INVESTMENTS AND STRATEGIES

The Fund invests primarily in equity securities of companies located or conducting a significant amount of business in Easter Europe. The Fund may invest in companies with small, medium or large market capitalizations.


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EQUITY SECURITIES

Equity securities include common and preferred stocks, investment company shares, convertible debt securities, warrants, subscription rights and depositary receipts for foreign stocks.

EASTERN EUROPE INCLUDES:
[BULLET] Countries that used to form part of the Soviet Union, including the Commonwealth of Independent States, the Baltic States and former CEFTA (Central European Free Trade Agreement) countries.
[BULLET] Emerging countries within both the Mediterranean and South Eastern regions of Europe.

In the future, the Fund may include other Emerging European countries.
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HOW THE ADVISER SELECTS THE FUND'S INVESTMENTS

The adviser uses a "bottom-up" approach in managing the Fund's portfolio. This means that the particular stocks selected for the portfolio will determine the amount of the Fund's investment in each Eastern European country. However, the adviser will consider country-specific risks and the Fund's total exposure to any one country in deciding whether to invest in particular companies.

In selecting individual stocks, the adviser looks for companies with:

[BULLET]       Strong or strengthening balance sheets, defined as improvements in working net capital over time.
[BULLET]       Strong financial ratios.
[BULLET]       Industrial capacity that is undervalued on an international basis.
[BULLET]       Ability to generate substantial excess cash flow that may be reinvested in the company or distributed as dividends to stockholders.

Methods used to value companies in more developed countries may not apply to Eastern European companies.
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PRINCIPAL INVESTMENT RISKS

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

Investors could lose money on their investments in the Fund or the Fund may not perform as well as other investments if any of the following occurs:
[BULLET]       Foreign or emerging market stock prices go down generally.
[BULLET]       Changes in foreign currency rates depress the value of the Fund's investments.
[BULLET]       Negative developments in Eastern Europe disproportionately hurt the companies in the Fund's portfolio.
[BULLET]       Political instability develops in countries formerly a part of the Soviet Union.
[BULLET]       An adverse event, such as an unfavorable earnings report,
               depresses the value of a particular company's stock.
[BULLET]       The adviser's judgment about country allocations or the
               attractiveness, value or potential appreciation of a particular stock proves to be incorrect.

Negative developments in Eastern Europe include, but are not limited to, the following special risks associated with emerging market countries. These include:

[BULLET]       Greater likelihood of economic, political or social instability.
[BULLET]       More volatile stock markets.
[BULLET]       The contagious effect of market or economic setbacks in one country on other emerging market countries.
[BULLET]       Possible governmental restrictions on currency conversions or trading.
[BULLET]       Difficulty in accurately valuing emerging market stocks or selling them at their fair value, especially in down markets.
[BULLET]       Availability of less information about emerging market companies because of less rigorous accounting and regulatory standards.

                                                                               3
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PICTET EASTERN EUROPEAN FUND
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     RISK/RETURN SUMMARY - CONTINUED
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TOTAL RETURN

This bar chart indicates the risks of investing in the Fund by showing changes in the performance of the Institutional Class of the Fund from year to year. Past performance does not necessarily indicate how the Fund will perform in the future. The total returns of the Retail Class would have been lower due to greater expenses.

[GRAPHIC OMITTED.]
EDGAR REPRESENTATION OF DATA POINTS IN PRINTED GRAPHIC AS FOLLOWS:
Year Ended 12/31/99        35.63%
Year Ended 12/31/00        -3.38%
Annual Total Return

QUARTERLY RETURN

HIGHEST:  35.21% in fourth quarter 1999
LOWEST:   -21.04% in second quarter 2000
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The table below indicates the risks of investing in the Fund by comparing the average annual total returns of the Fund's Institutional Class for the periods shown to the International Finance Corporation Global Eastern Europe Composite Index and the Barings Eastern Europe Index. Performance information is not availible since it has not been active for a full year. The total returns of the Retail Class would have been lower due to greater expenses.

AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED DECEMBER 31, 2000
                                                                LIFE OF FUND 1
                                                  1 YEAR       (BEGAN 4/7/98)
                                                 -------       --------------
Pictet Eastern European Fund ..................   -3.38%           -5.11%
(Institutional Class)
IFC Global Eastern Europe Composite Index2 ....  -16.80%          -19.17%
Barings Eastern Europe Index3 .................  -11.74%          -17.48%
---------------
1 The performance of the IFC Global Eastern Europe Composite Index and the Barings Eastern Europe Index is from March 31, 1998.
2 The International Finance Corporation Global Eastern Europe Composite Index is a market capitalization weighted index that is designed to represent the performance of emerging Eastern Europe stock markets. The index includes equity securities of 98 companies domiciled in 5 countries.
3 The ING Barings Eastern Europe Index is a market capitalization weighted index that is designed to represent the performance of markets in the Czech Republic, Hungary, Poland and Russia.

4
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PICTET EASTERN EUROPEAN FUND
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     RISK/RETURN SUMMARY - CONTINUED
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FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

"OTHER EXPENSES" IS BASED ON ESTIMATED AMOUNTS FOR THE CURENT FISCAL YEAR. ACTUAL EXPENSES MAY BE GREATER OF LESS THAN SUCH ESTIMATES.

                                                              RETAIL CLASS 1
SHAREHOLDER FEES (paid directly from your investment) ..........   NONE
REDEMPTION FEES FOR SHARES HELD LESS THAN SIX MONTHS 2 .........  1.00%
ANNUAL FUND OPERATING EXPENSES
   (deducted from Fund assets)
MANAGEMENT FEES ................................................  1.50%
DISTRIBUTION (12B-1) FEES ......................................  0.25%
OTHER EXPENSES .................................................  8.48%
TOTAL ANNUAL FUND OPERATING EXPENSES 3 ......................... 10.23%
================================================================================

1 Retail Class did not conduct investment operations during the fiscal year ended December 31, 2000. As a result, the fees and expenses are based on estimated amounts for the current fiscal year.
2    Please see "Redeeming Fund Shares" on page 15.
3    Voluntary fee waiver and/or expense reimbursement 7.98%
     Net expenses                                      2.25%
     This fee waiver and/or expense reimbursement may be terminated at any time.

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THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND
WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.

The example assumes that:
[BULLET]       You invest $10,000 in the Fund for the time periods indicated.
[BULLET]       Your investment has a 5% return each year.
[BULLET]       The Fund's operating expenses remain the same.*
[BULLET]       You redeem your investment at the end of each period.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

RETAIL CLASS
1 YEAR    3 YEARS
  $996     $2,835
---------------
* The example is calculated using gross expenses. Using the net expense calculation, your costs for the Retail Class shares for 1, and 3 years in the example would be $228 and $703, respectively.

                                                                               5
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PICTET INTERNATIONAL SMALL COMPANIES FUND
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     RISK/RETURN SUMMARY
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INVESTMENT GOAL

Long term growth of capital.
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PRINCIPAL INVESTMENTS AND STRATEGIES

The Fund invests primarily in equity securities of companies with small market capitalizations located outside the United States. The Fund may invest up to 35% of its assets in medium and large capitalization companies. The Fund normally invests in at least three countries other than the U.S.
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EQUITY SECURITIES

Equity securities include common and preferred stocks, investment company shares, convertible debt securities, warrants, subscription rights and depositary receipts for foreign stocks.

The Fund considers companies to be small cap companies if they are in the same size range as the bottom 90% of the universe of companies listed in developed countries outside the U.S. when these companies are ranked by market capitalization. These small cap companies usually have individual market capitalizations of $2 billion or less, but may be larger.
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HOW THE ADVISER SELECTS THE FUND'S INVESTMENTS

The adviser uses a bottom-up approach to try to identify companies with outstanding investment potential. The objective is to identify 100 top investment opportunities using a systematic approach to stock selection and portfolio construction. The selection process consists of three stages:

[BULLET]       Research short list
[BULLET]       Primary research
[BULLET]       Stock selection

The adviser screens more than 8000 companies to obtain a short-list of candidates for the next stage using screening parameters and other inputs. The adviser uses both an absolute measure of value based on returns to equity investors and a relative measure based on return on capital employed.

At the primary research stage, the adviser conducts over 400 company meetings annually. The adviser uses these meetings to review operations and internal controls, and to discuss strategy. The adviser also undertakes a thorough review of financial statements focusing on balance sheet strength, operating performance and valuation.

Finally, the adviser constructs the portfolio using a team approach to select stock. The Fund's exposure is monitored at the regional, sector and stock level.

6
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PICTET INTERNATIONAL SMALL COMPANIES FUND
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     RISK/RETURN SUMMARY - CONTINUED
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PRINCIPAL INVESTMENT RISKS

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

Investors could lose money on their investments in the Fund or the Fund may not perform as well as other investments if any of the following occurs:

[BULLET]       Foreign stock prices go down generally.
[BULLET]       An adverse event, such as an unfavorable earnings report,
               depresses the value of a particular company's stock.
[BULLET]       The adviser's judgment about country allocations or the
               attractiveness, value or potential appreciation of a particular stock proves to be incorrect.

Investing in small cap foreign companies involves special risks, which are more severe in certain emerging market countries.

[BULLET] There may be unfavorable foreign government actions, political or economic instability or less accurate information about foreign companies.
[BULLET] A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies.
[BULLET] Small cap companies may have limited product lines, markets and financial resources. They may have shorter operating histories and more volatile businesses.
[BULLET] The prices of foreign small cap stocks tend to be more volatile than the prices of other stocks.
[BULLET] The stock market may temporarily favor large cap over small cap stocks.
[BULLET] Foreign securities and small cap stocks are sometimes less liquid and harder to value than securities of U.S. issuers or large cap stocks.
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TOTAL RETURN

This bar chart indicates the risks of investing in the Fund by showing changes in the performance of the Institutional Class of the Fund from year to year. Past performance does not necessarily indicate how the Fund will perform in the future. The total returns of the Retail Class would have been lower due to greater expenses.

[GRAPHIC OMITTED.]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
Year Ended 12/31/97        -7.68%
Year Ended 12/31/98        5.35%
Year Ended 12/31/99        86.45%
Year Ended 12/31/00        6.56%
Annual Total Return

QUARTERLY RETURN

HIGHEST:  44.70% in fourth quarter 1999
LOWEST:  -16.99% in third quarter 1998

                                                                               7
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PICTET INTERNATIONAL SMALL COMPANIES FUND
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     RISK/RETURN SUMMARY - CONTINUED
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The table below indicates the risks of investing in the Fund by comparing the average annual total returns of the Fund's Institutional Class for the periods shown to the HSBC World excluding U.S. Small Companies Index. Performance information is not availible for the Retail Class since it has not been active for a full year. The total returns of the Retail Class would have been lower due to greater expenses.

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                          AVERAGE ANNUAL TOTAL RETURNS
                         PERIODS ENDED DECEMBER 31, 2000
                                                                  LIFE OF FUND 1
                                                     1 YEAR       (BEGAN 2/7/96)
                                                     ------       --------------

Pictet International Small Companies Fund ........    6.56%             15.05%
(Institutional Class)
HSBC World excluding U.S.
Small Companies Index 2 ..........................  -14.76%              1.81%

---------------
1 The performance of the HSBC World excluding U.S. Small Companies Index is calculated from January 31, 1996.
2 The HSBC World excluding U.S. Small Companies Index is a market capitalization weighted index designed to represent performance of smaller companies available in developed stock markets outside the United States and Canada. The index is composed of 1200 company stocks from 20 markets.
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FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

"OTHER EXPENSES" IS BASED ON ESTIMATED AMOUNTS FOR THE CURENT FISCAL YEAR. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN SUCH ESTIMATES.

                                                                  RETAIL CLASS 1
SHAREHOLDER FEES (paid directly from your investment) ..........   NONE
REDEMPTION FEES FOR SHARES HELD LESS THAN SIX MONTHS 2 .........  1.00%
ANNUAL FUND OPERATING EXPENSES
   (deducted from Fund assets)
MANAGEMENT FEES ................................................  1.00%
DISTRIBUTION (12B-1) FEES ......................................  0.25%
OTHER EXPENSES .................................................  1.66%
TOTAL ANNUAL FUND OPERATING EXPENSES 3 .........................  2.91%
================================================================================
1 Retail Class did not conduct investment operations during the fiscal year ended December 31, 2000. As a result, the fees and expenses are based on estimated amounts for the current fiscal year.
2    Please see "Redeeming Fund Shares" on page 15.
3    Voluntary fee waiver and/or expense reimbursement 1.46%
     Net expenses                                      1.45%
     This fee waiver and/or expense reimbursement may be terminated at any time.
--------------------------------------------------------------------------------
THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.

The example assumes that:

[BULLET]       You invest $10,000 in the Fund for the time periods indicated.
[BULLET]       Your investment has a 5% return each year.
[BULLET]       The Fund's operating expenses remain the same.*
[BULLET]       You redeem your investment at the end of each period.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

INSTITUTIONAL CLASS
1 YEAR    3 YEARS
  $294      $901
---------------
* The example is calculated using gross expenses. Using the net expense calculation, your costs for the Retail Class shares for 1 and 3 years in the example would be $148 and $459, respectively.

8
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     THE FUNDS' INVESTMENTS
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DEPOSITARY RECEIPTS

Depositary receipts are securities issued by banks and other financial institutions that represent interests in the stocks of foreign companies. They include American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts and Russian Depositary Certificates.
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CONVERTIBLE SECURITIES

Convertible securities are fixed-income securities that may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both fixed-income and equity securities.
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WARRANTS AND SUBSCRIPTION RIGHTS

Warrants and subscription rights entitle the holder to acquire the stock of a company at a set price.
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DEBT SECURITIES

Each Fund may invest up to 35% of its assets in investment grade debt securities of U.S. and foreign corporate and governmental issuers. These may include all types of debt securities of any maturity.

The value of debt securities will go down if interest rates go up, or the issuer of the security has its credit rating downgraded or defaults on its obligation to pay principal or interest.

Securities are investment grade if they:

[BULLET]       Are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization.
[BULLET]       Have received a comparable short-term or other rating.
[BULLET]       Are unrated securities that the adviser believes to be of
               comparable quality.

A Fund's credit standards also apply to counterparties to OTC derivative contracts.
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DEFENSIVE INVESTMENTS

Each Fund may depart from its principal investment strategies in response to adverse market conditions by taking temporary defensive positions in all types of money market and short-term debt securities. If a Fund takes a temporary defensive position, it may be unable to achieve its investment goal.
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DERIVATIVES AND HEDGING TECHNIQUES

Each Fund may, but is not required to, use derivative contracts for any of the following purposes:

[BULLET]       To hedge against the economic impact of adverse changes in the market value of its securities, because of changes in stock market prices or currency exchange rates.
[BULLET]       As a substitute for buying or selling securities or currencies.

Derivative contracts include options and futures on securities, securities indices or currencies; options on these futures; forward currency contracts; and currency swaps. Derivative contracts are valued on the basis of the value of the underlying securities. A derivative contract will obligate or entitle a Fund to deliver or receive an asset or cash payment based on the change in value of one or more securities, currencies or indices.

Even a small investment in derivative contracts can have a big impact on a Fund's stock market or currency exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices or currency rates are changing.

A Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of a Fund's holdings. The other parties to over-the-counter derivative contracts present the same types of default risk as issuers of fixed income securities. Derivatives can also make a Fund less liquid and harder to value, especially in declining markets.

                                                                               9
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     THE FUNDS' INVESTMENTS - CONTINUED
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PORTFOLIO TURNOVER

Each Fund may engage in active and frequent trading. This may lead to the realization and distribution to shareholders of higher capital gains, which would increase their tax liability.

Frequent trading also increases transaction costs, which could detract from a Fund's performance.
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EACH FUND'S INVESTMENT GOAL

Each Fund's goal is non-fundamental so that the board of trustees may change the investment goal of a Fund without obtaining the approval of the Fund's shareholders. A Fund might not succeed in achieving its goal.

10
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     INVESTMENT ADVISER
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EACH FUND'S INVESTMENT ADVISER IS PICTET INTERNATIONAL MANAGEMENT LIMITED

The adviser provides investment advice and portfolio management services to each Fund. Under the supervision of the board of trustees, the adviser makes each Fund's day-to-day investment decisions, arranges for the execution of portfolio transactions and makes available the research services of its portfolio managers and security analysts.

Each Fund has agreed to pay the adviser an advisory fee at the annual rate of the Fund's average daily net assets shown below.

The adviser has voluntarily agreed to cap the total annual operating expenses of the Retail class of each Fund as shown below.

These caps do not apply to brokerage commissions, taxes, interest and litigation, indemnification and other extraordinary expenses. These expense caps can be revoked after sufficient notice at any time.

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FUND                                     MANAGEMENT FEE       EXPENSE LIMITATION
----                                     --------------       ------------------
Pictet Eastern European Fund                 1.50%                  2.25%
Pictet International Small Companies Fund    1.00%                  1.45%

Established in 1980, the adviser currently manages approximately $9 billion of assets for more than 150 accounts. The adviser manages a range of products including international fixed income and equity portfolios for U.S. and international institutional clients. Its address is Tower 42, Level 37, 25 Old Broad Street, London, EC2N 1HQ, United Kingdom. The adviser is both registered as a U.S. investment adviser and regulated in the United Kingdom by the Investment Management Regulatory Organisation.

The adviser is an affiliate of Pictet & Cie, a Swiss private bank that was founded in 1805. As of December 31, 2000, Pictet & Cie managed approximately $118 billion of assets under management and administration for institutional and private clients. Pictet & Cie is owned by eight partners.

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     INVESTMENT ADVISER - CONTINUED
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EASTERN EUROPEAN FUND'S PORTFOLIO MANAGEMENT TEAM

NAMES OF MANAGERS
(how long on Fund team)                    POSITIONS DURING LAST FIVE YEARS
--------------------------------------------------------------------------------
Jura Ostrowsky      Senior investment manager of the adviser, on the emerging
(since inception)   markets team, with special responsibility for Russia and the former Soviet Union republics.

Jack Arnoff         Investment manager specializing in the markets of the former
(since inception)   Soviet Union and Eastern Europe. Before joining Pictet the adviser in 1998, he was an associate with Schooner Capital
                    (Boston) working on venture capital projects in Bulgaria,
                    Romania, Ukraine and Poland. He has also consulted for
                    Bulgarian banks on privatization and financing projects.
--------------------------------------------------------------------------------
INTERNATIONAL SMALL COMPANIES FUND'S PORTFOLIO MANAGEMENT TEAM

NAMES OF MANAGERS
(how long on Fund team)                   POSITIONS DURING LAST FIVE YEARS
--------------------------------------------------------------------------------
Robert Treich       Senior investment manager of the adviser and head of the
(since inception)   smaller companies team. Before joining the adviser, he
                    worked for Richardson Greenshields of Canada.

Nils Francke        Senior investment manager of the adviser within the smaller
(since inception)   companies team. Before joining the adviser, he worked for M
                    M Warburg Bank in Hamburg, Salomon Brothers Inc. in New York and Schroder Munchmeyer Hengst of Germany.

Michael McLaughlin  Senior investment manager of the adviser within the smaller
(since inception)   companies team. He is responsible for the Asia Pacific
                    region. Before joining the adviser, he was the Japanese investment manager at Provident Mutual.

Philippe Sarreau    Senior investment manager of the adviser within the smaller
(since 1998)        companies team. Before joining the adviser, he worked at
                    Credit Lyonnais as a French smaller companies analyst and later was responsible for the development of a specialized small cap sales team in London.

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     INVESTMENT AND ACCOUNT POLICIES
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CALCULATION OF NET ASSET VALUE

Each Fund calculates its net asset value per share ("NAV") at the close of regular trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time) on each day the NYSE is open for business. The NYSE is open every week, Monday through Friday, except on national holidays and Good Friday. If the New York Stock Exchange closes early, the time for calculating NAV and the deadlines for share transactions will be accelerated to the earlier closing times. The NAVs will differ between classes of shares. The NAV of a class with higher expenses will be lower than a class with lower expenses.

Each Fund generally values its portfolio securities based on market prices or quotations. Securities listed on a foreign exchange and unlisted foreign securities are generally valued at the latest quoted sale price available before the time when assets are valued. Securities listed on a U.S. securities exchange are generally valued at the last quoted sale price as of the close of the exchange's regular trading hours on the day the valuation is made. A Fund's currency translations are done when the London Stock Exchange closes.

Price information on listed securities is taken from the exchange where the security is primarily tracked. Securities not tracked on the valuation date for which market quotations are readily available are valued at the mean between the bid and ask prices, if available; otherwise they are valued at the last reported closing price.

When market prices are not available, or when the adviser believes that they are unreliable or that the value of securities has been materially affected by events occurring after a foreign exchange closes, a Fund may price those securities at fair value. Fair value is determined in accordance with procedures approved by the board of trustees. A Fund that uses fair value to price securities may value those securities higher or lower than another Fund using market quotations or its own fair value determination to price the same securities.

International markets may be open on days when U.S. markets are closed. The value of foreign securities owned by a Fund could change on days when investors cannot buy or redeem shares.

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PURCHASING FUND SHARES

The adviser, its affiliates or other institutions (collectively, "institutions") may buy shares of a Fund at net asset value. Institutions are responsible for transmitting orders promptly to a Fund's transfer agent.
--------------------------------------------------------------------------------
PURCHASING SHARES THROUGH FINANCIAL INTERMEDIARIES/ PROFESSIONALS

Purchases may also be made at net asset value by the following:

[BULLET] Investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of these investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of the investment adviser or financial planner on the books and records of the broker or agent.
[BULLET] Retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in section 401(a), 403(b), or 457 of the Internal Revenue Code and "rabbi trusts."

Investors may be charged a fee if they effect transactions in Fund shares through a broker or agent.


                               INVESTMENT MINIMUMS
                                 (RETAIL CLASS)

Initial purchase ................   $2,500
Additional purchases ............     $500

Certain retirement accounts (e.g. IRAs, Roth IRAs, Educational IRAs) may purchase shares of a Fund with a $2,000 initial purchase and additional purchases of $2,000 each for the Institutional Class. Additional purchases for those in the Automatic Investment Plan may be as little as $500 each.

Fund officers have discretion to waive
or reduce any of the above minimum investment requirements.

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     INVESTMENT AND ACCOUNT POLICIES - CONTINUED
--------------------------------------------------------------------------------
PURCHASE ORDERS AND PAYMENTS

A purchase order will be filled at a Fund's NAV next calculated after the order has been received by either the Fund's transfer agent, PFPC Inc., by one or more brokers authorized to accept purchase orders on a Fund's behalf, or by a designated intermediary authorized by a broker to accept orders on a Fund's behalf. A Fund will be deemed to have received the order when an authorized broker or broker's authorized designee accepts the order. Institutions must send payment for Fund shares in federal funds to the transfer agent by 12:00 noon Eastern time on the next business day.

Institutions and other investors should contact the adviser for information about purchasing Fund shares through in-kind exchanges of securities.

Each Fund and its distributor reserve the right to suspend the offering of Fund shares or to reject any purchase order.

--------------------------------------------------------------------------------
PURCHASING SHARES BY TELEPHONE

Call 1-877-470-0103 to arrange for a telephone transaction. If you want to make future transactions (e.g., purchase additional shares, redeem or exchange shares) by telephone, you will need to elect this option either on the initial application or subsequently in writing.

Each Fund and its transfer agent have procedures designed to verify that telephone instructions are genuine. If they follow these procedures, they will not be liable for any losses caused by acting on unauthorized telephone instructions.
--------------------------------------------------------------------------------
PURCHASING SHARES BY MAIL

Complete and sign an application. Make your check payable to Pictet Funds. If you are adding to your existing account, include your account name and number on the check.

Mail your application and/or check to :

PFPC Inc.
Attn: PICTET Funds
P.O. Box 61503
211 S. Gulph Road
King of Prussia, PA 19406
--------------------------------------------------------------------------------
PURCHASING SHARES BY WIRE

If you are opening a new account, call the Funds at 1-877-470-0103 to arrange for a wire transaction. Then wire federal funds to:

Boston Safe Deposit & Trust
ABA#:      011001234
Credit:    (Insert name of your Fund)
Acct#:     143766
FBO:       (Insert shareholder name and
           account number)

Complete and sign an application and mail immediately following the initial wire transaction to:

PFPC Inc.
Attn: PICTET Funds
P.O. Box 61503
211 S. Gulph Road
King of Prussia, PA 19406

If you are adding to your existing account, you need to call the Funds to arrange for a wire transaction. Be sure to include your name and account number.
--------------------------------------------------------------------------------
AUTOMATIC INVESTMENT PLAN

Through this option, you can have money electronically deducted from your checking, savings or bank money market accounts and invested in the Funds each month or quarter. Complete the Automatic Investment Plan Application, which is available upon request by calling 1-877-470-0103, and mail it to the address indicated.

The initial $2,500 minimum investment for the Retail Class still applies. However, subsequent investments can be as little as $500.

The Funds may alter or terminate the Automatic Investment Plan at any time.

--------------------------------------------------------------------------------
     INVESTMENT AND ACCOUNT POLICIES - CONTINUED
--------------------------------------------------------------------------------
EXCHANGES BETWEEN PICTET FUNDS

You may exchange shares of a Fund for shares of any other Pictet Fund with the same class of shares at the NAV of the acquired Fund next determined after receipt of your exchange request. Both accounts must have identical registrations. Exchanges must meet the applicable minimum initial investment requirements for the acquired Fund. You may exchange into another Fund only if its shares may legally be sold in your home state.

To protect other shareholders of a Fund, a Fund may cancel the exchange privileges of any person that, in the opinion of the Fund, is using market-timing strategies. The Funds may change or terminate the exchange privilege on 60 days' advance notice to shareholders.

You may be subject to a redemption fee if you exchange shares after holding them less than six months. Please see "Redeeming Fund Shares" below.
--------------------------------------------------------------------------------
REDEEMING FUND SHARES

If you exchange or redeem shares after holding them six months or less (other than shares acquired through reinvestment of dividends or other distributions), a fee of 1% of the current net asset value of the shares being exchanged or redeemed will be assessed and retained by the Fund for the benefit of the remaining shareholders. This fee is intended to encourage long-term investment, to avoid transaction and other expenses caused by early redemptions, and to facilitate portfolio management.

The fee is currently waived for pension funds, endowments and other similar institutional funds due to certain economies associated with these accounts. The redemption fee may be modified or discontinued at any time or from time to time. This fee is not a deferred sales charge, is not a commission paid to the adviser and does not benefit the adviser in any way.

The "first-in, first-out" method will be used to determine your holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in your account. If your holding period is less than six months, the redemption/exchange fee will be assessed on the current net asset value of those shares.

You may redeem shares of a Fund on any business day at the NAV next calculated after the transfer agent, broker authorized to accept redemption orders on the Fund's behalf, or designated intermediary authorized by a broker to accept orders on the Fund's behalf receives the redemption request in proper form. The Fund will be deemed to have received the order when an authorized broker or broker authorized designee accepts the order. Institutions are responsible for promptly transmitting redemption orders to a Fund's transfer agent.

If you have any questions about what documentation is required, please call shareholder services at 1-877-470-0103.

Redemption proceeds are usually sent by wire on the business day after the effective date of a redemption. Under unusual circumstances, a Fund may suspend redemptions, if allowed by the Securities and Exchange Commission, or postpone payment up to seven days.

Each Fund may also pay redemption proceeds in kind by giving securities to redeeming shareholders. You may pay transaction costs to dispose of these securities.

If you purchased shares through a financial institution, a broker authorized to accept purchase orders on a Fund's behalf, or by a designated intermediary authorized by a broker to accept orders on a Fund's behalf, you should contact it for more information.

Each institution, broker or intermediary may have its own procedures and requirements for selling shares and may charge fees.

--------------------------------------------------------------------------------
     INVESTMENT AND ACCOUNT POLICIES - CONTINUED
--------------------------------------------------------------------------------
REDEEMING SHARES BY TELEPHONE

If you have chosen the telephone redemption privilege on the initial application or later elected the privilege in writing, you may call 1-877-470-0103 to redeem up to $100,000 worth of shares.
--------------------------------------------------------------------------------
REDEEMING SHARES BY MAIL

Shareholders may sell shares by making a written request to:

PFPC Inc.
Attn: PICTET Funds
P.O. Box 61503
11 S. Gulph Road
King of Prussia, PA 19406

Include signatures of all persons required to sign for transactions, exactly as their names appear on the account application.

To protect your account from fraud, the Funds may require a medallion signature guarantee for certain redemptions. We require a medallion signature guarantee if:

[BULLET]       your address of record has changed within the past 30 days or
[BULLET]       you are selling more than $100,000 worth of shares

Signature guarantees are designed to verify that major transactions or changes to your account are in fact authorized by you. You can obtain a medallion signature guarantee from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. A notary public stamp or seal cannot be substituted for a signature guarantee.
--------------------------------------------------------------------------------
REDEEMING SHARES BY WIRE

If you have chosen the wire redemption privilege on the initial application or later elected the privilege in writing, you may have the Funds wire your proceeds to a predesignated bank account.

Wire redemption requests must be received by the transfer agent by 4:00 p.m. Eastern time for money to be wired the next business day.
--------------------------------------------------------------------------------
SYSTEMATIC WITHDRAWAL PLAN

If you have a minimum of $100,000 in your account, you may direct the transfer agent to make payments to you (or anyone you designate) monthly, quarterly or semi-annually.

The amount of withdrawal payments must be at least $500 per payment. Fund shares are redeemed in order to make withdrawal payments.

Under the Systematic Withdrawal Plan, you must elect to have dividends and distributions automatically reinvested in additional Fund shares.

The Funds may terminate any Systematic Withdrawal Plan if the value of the account falls below $10,000 due to share redemptions or an exchange of shares for shares of another Fund.
--------------------------------------------------------------------------------
CLOSING SUB-MINIMUM ACCOUNTS

Each Fund may close your account if, for reasons other than investment losses, the value of the Retail Class shares in the account falls below $2,500.

After a Fund notifies you of its intention to close the account, you will have 30 days to bring the account back to the minimum level.

--------------------------------------------------------------------------------
     INVESTMENT AND ACCOUNT POLICIES - CONTINUED
--------------------------------------------------------------------------------
PERFORMANCE

The performance of a Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available. The performance of a Fund may also be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.
--------------------------------------------------------------------------------
DIVIDENDS, DISTRIBUTIONS AND TAXES

Redemptions and exchanges of Fund shares are taxable events on which you may recognize a gain or loss. Dividends and distributions are also taxable, as described in the chart below, whether they are received in additional shares or cash.

Each Fund declares and pays dividends and distributions according to the following schedule. Dividends may differ between classes, with a class with higher expenses having a lower dividend.

DIVIDENDS ARE PAID IN ADDITIONAL SHARES OF A FUND.

               TYPE OF                         DECLARED              FEDERAL
             DISTRIBUTION                      AND PAID             TAX STATUS
Dividends from net investment income           Annually     Taxable as ordinary income

Distributions of short term capital gain       Annually     Taxable as ordinary income

Distributions of long term capital gain        Annually     Taxable as capital gain

You should generally avoid investing in a Fund shortly before an expected dividend or distribution. Otherwise, you may pay taxes on dividends or distributions that are economically equivalent to a partial return of your investment. Income that the Funds receive from sources within foreign countries may be subject to withholding or other taxes imposed by such countries. You should consult a tax adviser about particular federal, state, local and other taxes that may apply to you.

Every January, each Fund will send shareholders information about its dividends and distributions during the previous calendar year. Most of a Fund's distributions are expected to be capital gain. If you do not provide a Fund with a correct taxpayer identification number and required certifications, you may be subject to federal backup withholding tax.

--------------------------------------------------------------------------------
DISTRIBUTION (12B-1) FEES

The Retail Class shares of the Funds each have adopted a Rule 12b-1 distribution plan. Under the plan the Retail Class shares of each Fund may reimburse the distributor, or others, on a monthly basis for costs and expenses incurred by the distributor in connection with the distribution and marketing of shares of the Fund. The plan allows each Fund to pay not more than 0.25% per annum of the average daily net assets of the Retail Class shares of the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment and over time may cost you more than paying other types of sales charges. In addition, the Retail Class of each Fund will pay a portion of the fees associated with participation in various network programs.

--------------------------------------------------------------------------------
     FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following tables provide financial highlights of each Fund for the periods presented and should be read in conjunction with the financial statements and related notes that appear in the Funds' annual report dated December 31, 2000 and which are incorporated by reference into the Statement of Additional Information. The financial statements and related notes have been audited by PricewaterhouseCoopers, LLP, independent accountants. Additional information concerning the performance of each Fund is included in the annual report which may be obtained without charge by contacting a Fund at the address or phone number on the back cover of this prospectus.

The Retail Class of shares of each Fund had not commenced operations at December 31, 2000.

PICTET EASTERN EUROPEAN FUND
INSTITUTIONAL CLASS
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                     YEAR            YEAR           PERIOD
                                                                     ENDED           ENDED           ENDED
                                                                   12/31/00        12/31/99        12/31/98 1
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                $ 8.87           $ 6.54         $10.00
-------------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment loss                                               (0.12)           (0.09)          0.00 2
   Net realized and unrealized gain/(loss) on investments            (0.18)            2.42          (3.39)
-------------------------------------------------------------------------------------------------------------
Total from investment operations                                     (0.30)            2.33          (3.39)
-------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
   Distributions from net investment income                            --               --           (0.07)
-------------------------------------------------------------------------------------------------------------
Total distributions                                                    --               --           (0.07)
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                      $ 8.57           $  8.87        $ 6.54
-------------------------------------------------------------------------------------------------------------
Total return 3                                                       (3.38)%          35.63%        (33.93)%
-------------------------------------------------------------------------------------------------------------
Ratios to average net assets/supplemental data:
   Net assets, end of year (in 000's)                               $1,823           $1,933         $1,636
   Ratio of operating expenses to average net assets                  2.00%            2.00%          2.00% 4
   Ratio of net investment income/(loss) to average net assets       (1.21)%          (1.15)%        (0.06)% 4
   Ratio of operating expenses to average net assets without
      waivers and expenses reimbursed                                 9.16%           11.54%          9.97% 4
   Ratio of net investment income/(loss) to average net assets
      without waivers and expenses reimbursed                        (8.37)%         (10.69)%        (8.03)% 4

   Portfolio turnover rate                                              88%             117%            91%

--------------------------

1 Pictet Eastern European Fund (Institutional Class) commenced operations on
  April 7, 1998.
2 Amount represents less than $0.01 per share.
3 Total return represents aggregate total return for the period.
4 Annualized.

--------------------------------------------------------------------------------
     FINANCIAL HIGHLIGHTS - CONTINUED
--------------------------------------------------------------------------------
PICTET INTERNATIONAL SMALL COMPANIES FUND
INSTITUTIONAL CLASS
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                           YEAR        YEAR        YEAR        YEAR        PERIOD
                                                           ENDED       ENDED       ENDED       ENDED        ENDED
                                                         12/31/00    12/31/99    12/31/98    12/31/97     12/31/96 1,2
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $ 10.25      $ 6.55      $ 9.24     $ 10.15      $ 10.00
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income/(loss)                             0.00 3     (0.02)       0.07 4      0.08         0.09
   Net realized and unrealized gain/(loss)
      on investments                                        0.71        5.66        0.41       (0.86)        0.20
-----------------------------------------------------------------------------------------------------------------------
Total from investment operations                            0.71        5.64        0.48       (0.78)        0.29
-----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
   Distributions from Net investment income                  --          --          --        (0.13)       (0.12)
   Distributions from Net realized capital gains            0.75)      (1.94)      (3.17)        --         (0.02)
   Distributions from Capital                                --          --          --          --         (0.00) 3
-----------------------------------------------------------------------------------------------------------------------
Total distributions                                        (0.75)      (1.94)      (3.17)      (0.13)       (0.14)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $ 10.21      $10.25      $ 6.55     $  9.24      $ 10.15
-----------------------------------------------------------------------------------------------------------------------
Total return 5                                              6.56%      86.45%       5.35%      (7.68)%       2.85%
-----------------------------------------------------------------------------------------------------------------------
Ratios to average net assets/supplemental data:
   Net assets, end of year (in 000's)                    $24,214      $4,776      $5,699     $23,773      $25,743
   Ratio of operating expenses to average net assets        1.20%       1.20%       1.20%       1.20%        1.20% 6
   Ratio of net investment income/(loss) to
      average net assets                                   (0.37)%     (0.02)%      0.65%       0.82%        1.04% 6
   Ratio of operating expenses to average net assets
      without waivers and expenses reimbursed               2.66%       4.76%       2.36%       2.20%        2.46% 6
   Ratio of net investment income/(loss) to average
      net assets without waivers and expenses
      reimbursed                                           (1.83)%     (3.58)%     (0.52)%     (0.18)%      (0.22)% 6
   Portfolio turnover rate                                   142%        166%        132%         90%          53%
--------------------------

1 Pictet Eastern European Fund (Institutional Class) commenced operations on
  February 7, 1996.
2 Per share amounts have been restated to reflect the stock dividend of 9 additional shares for each share outstanding. On December 2, 1996, the board of trustees declared a stock dividend of nine additional shares for each share outstanding of Pictet International Small Companies Fund. The record date of the stock dividend was December 31, 1996, payable on January 1, 1997.
3 Amount represents less than $0.01 per share.
4 Per share numbers have been calculated using the average share method.
5 Total return represents aggregate total return for the period.
6 Annualized.

----------------------------------------------------------------------------
     FOR MORE INFORMATION
----------------------------------------------------------------------------

For investors who want more information about Pictet Funds, the following documents are available free upon request.

ANNUAL/SEMIANNUAL REPORTS Additional information about each Fund's investments is available in the Funds' annual and semiannual reports to shareholders. The Funds' annual report contains a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about each Fund and is incorporated by reference into this prospectus.

Investors can get free copies of reports and SAIs, request other information and discuss their questions about each Fund by contacting a Fund at:

PFPC Inc.
Attn: PICTET Funds
P.O. Box 61503
211 S. Gulph Road
King of Prussia, PA 19406
Telephone: 1-877-470-0103

Investors can review the Funds' reports and SAIs at the Public Reference Room of the Securities and Exchange Commission. Investors can get text-only copies:

[BULLET] For a fee, by writing to the Public Reference Room of the Commission, Washington, D.C. 20549-0102
[BULLET] Free from the Commission's Internet website at http://www.sec.gov.

Investors can get information about the operation of the Public Reference Room by calling 1-202-942-8090.

--------------------------------------------------------------------------------
INVESTMENT ADVISER         TRANSFER AGENT          INDEPENDENT
Pictet International       PFPC Inc.               ACCOUNTANTS
Management Limited                                 PricewaterhouseCoopers LLP



ADMINISTRATOR              LEGAL COUNSEL           CUSTODIAN
PFPC Inc.                  Hale and Dorr LLP       Brown Brothers
                                                   Harriman & Co.
--------------------------------------------------------------------------------
INVESTMENT COMPANY ACT FILE NO. 811-9050